1 July 2012

2 This presentation contains statements of a forward - looking nature which represent our management's beliefs and assumptions concerning future events . When used in this presentation, the words “believe,” “expect,” and similar expressions are intended to identify forward - looking statements, including statements regarding revenue, distribution agreements and potential partnerships . Forward - looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us . Actual results may differ materially from those expressed in the forward - looking statements due to many factors, including, without limitation, those disclosed under “Item 1 A . Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2011 and our quarterly reports on Form 10 - Q . We undertake no obligation to update any forward - looking statements to reflect events or circumstances that may arise after the date of this presentation .

3 ♦ Developing patented platform technologies to provide faster, more accurate, non - invasive detection and diagnosis of cancerous tissue – Replaces physical biopsies with optical biopsies when differentiating between normal and cancerous tissue – Enables significant cost savings – In vivo, in real time ♦ First commercialized light - based technology for diagnosis of cancer ♦ WavSTAT 4 is CE marked in EU for diagnosis of all types of cancer ♦ First shipments in December 2011 ♦ Distribution/Sales agreement with , first revenue Q 2 2012 ♦ Initial commercialization in Europe Q 3 , Q 4 2012 – NL, FR, UK, DE ♦ Management team with extensive turnaround and commercial experience

4 Team Background Michael Oliver President & CEO ♦ 25 years of experience in the medical device field spanning management, sales and marketing ♦ Particular expertise in commercial operations and product management ♦ Four previous successful turnaround / restarts at Prescription Health Services, Diatek, Inc . , New Image Industries, and “A” Company Orthodontics ♦ MBA, George Washington University ; BS, United States Naval Academy James Dorst CFO ♦ More than 20 years of senior management experience spanning finance, operations, strategic planning and turnaround situations ♦ Formally CFO of Aethlon Medical ( OTC : AEMD ), OMNIS Software (NASDAQ : OMNS) and Savoir Technology Group (NASDAQ : SVTG), which was acquired by Avnet Inc . ♦ Raised more than $ 145 MM in public equity and $ 80 MM in private rounds of funding ♦ MS in Accounting and BS in Finance, University of Oregon ♦ Board of Directors with significant sector/domain experience ♦ Expert Medical Advisory Board

5 ♦ Launched WavSTAT 4 Optical Biopsy System ® in Europe in October 2011 ♦ Distribution Agreement ♦ Multi - center evaluation to begin in France ; leading to reimbursement determination ♦ Opportunity with Netherlands new colorectal screening program ♦ Germany, UK to follow Q 3 , Q 4 2012 ♦ Also in development for other cancer diagnoses ♦ Initially targeting the large colorectal cancer screening market – Designed as adjunct to procedures within the current standard of care – Improves physician accuracy in diagnosis of adenoma by as much as 72% – Decreases false negatives by up to 93% – Results delivered in approximately one second

6 * AMC, Netherlands, 2012 ** Kessler WR, Imperiale TF, Klein RW, Wielage RC, Rex DK . A quantitative assessment of the risks and cost savings of forgoing histologic examination of diminutive polyps . Endoscopy . 2011 Aug ; 43 (8) : 683 - 91 . ♦ Global economic challenges are accelerating healthcare cost - control measures ♦ 2 / 3 of physical biopsies removed during colonoscopies are normal tissue ♦ Cost savings in US for those unnecessary “normal tissue” biopsies is approximately $ 700 Million per year** ♦ WavSTAT Optical Biopsy System is a valuable tool in realizing those savings Economic Considerations WavSTAT4 Reduces False Negatives Endoscopist* Add WavSTAT* Sensitivity 56.2% 96.9% False Negative 43.8% 3.1%

7 Colon Cases per year EU 10.3 M US 11.0 M Patient Population EU 172 .0 M US 89.0 M Procedures per year EU 4.1 M US 3.1 M Market Size* EU $826.6 M US $616.0 M Total Market Size $1,442.6 M Note : Additional market opportunity exists in the bladder, pancreas and lung markets . * Market Size calculated based on the assumption that SpectraScience products will be priced at $ 200 for the colon indication

8 ♦ Definitive , instant diagnosis ♦ Non - subjective, no interpretation ♦ Significantly reduces costs of follow - on procedures Results Laser Induced Fluorescence (“LIF”) Technology Optical fiber transmits l aser light via endoscope to tissue Auto - fluorescence collected by fiber and returned to optical detector within console for analysis OUTPUT (one second) }

9 ♦ Proprietary WavSTAT Optical Biopsy System is designed to be used as an adjunct to the gastroenterologist – Nothing new for the gastroenterologist to learn ♦ Compatible with existing endoscopic equipment – Uses working channel of flexible endoscopes ♦ Recurring revenue stream from disposables – Capital equipment provided at no charge – Hospital customers familiar with this model

10 ♦ Market first to EU, then to U . S . managed care – EU markets are single - payer – Collect post - marketing data for U . S . regulatory purposes – Maximize design flexibility before FDA submission (PMA Supplement) – Develop rationale for US reimbursement ♦ Europe - based Director of Business Dev . , February , 2012 ♦ Pursue global partners – Gastrointestinal – Colon, Esophagus, Stomach, IBD – Urinary – Bladder and Prostate – Pulmonary – Lung – Oncology – Pancreatic and Lymphoma – Neurology – Solid tumors of the brain

11 ♦ Introduce WavSTAT4 Colon October 2011 – UEGW Stockholm, Sweden COMPLETED ♦ Follow with EMEA distribution Agreement – 5 year exclusive agreement COMPLETED ♦ Product roll out in selected countries – France – commencing SFED evaluation shortly UNDERWAY – Netherlands – use for training with nurse endoscopists UNDERWAY – UK, ES, IT, DE, others PLANNED ♦ Advantage – First scope maker with definitive cancer diagnostic – Leverage with current customers – Use as entre to new opportunities

12 ♦ Complementary to current endoscopic standard of care ♦ Can be used wherever endoscopes are used for diagnosis ♦ Targets biochemical properties of tissue – Amino Acids, Enzymes, Structural Proteins Laser Induced Fluorescence (“LIF”) Currently Used Scattering Spectroscopy (“SS”) IP Protected Technology ♦ Complementary to current endoscopic standard of care ♦ Can be used wherever endoscopes are used for diagnosis ♦ Targets physical properties of tissue – Vascularity, Epithelial Thickness – Cell Nuclei & Organelles, Mucosa Layer Structure ♦ Choice of the best technology or combination for optimal clinical result ♦ Provides a “Multi - modal” future ♦ Multiple potential partners – Endoscope ; Oncology / Mammography ; Dermatology ♦ Multiple distinct channels ♦ Multiple markets Synergistic Results

Strong Intellectual Property Position

		Colon	Espohagus	Bladder	Lung	Stomach	Breast	Lymph	Skin
Today	LIF?	✓	✓						
Tomorrow	LIF?	✓	✓	✓	✓	✓	✓	✓	✓
	SS	✓	✓	✓	✓	✓	✓	✓	✓

- The largest patent portfolio for “optical methods for identifying cancer and its precursors” provides a substantial barrier to entry
- 33 active U.S. patents and approximately 25 active European counterparts
  - 8 patents covering optical biopsy apparatus (forceps)
  - 6 optics patents for scanning technologies (detection)
  - 13 patents relating to analysis and analytics
  - 6 patents for calibration, alignment, normalizing, etc.
- Continue to broaden product offerings through licensing and acquisition

SpectraScience

13

14 EU Launch US Launch Indication Strategic Partner Colon Esophagus Bladder Lung Product Launch Milestones 2013 2014 2015 20162012

Competitive Landscape

	SpectraScience	Mauna Kea Technologies	Olympus Medical	PENTAX	Fujinon
Procedure Type	**Endoscope Based**	Probe based	Endoscope based	Endoscope based	Endoscope based
Technology	**Laser Induced Fluorescence**	Confocal Microscopy	Narrow Band Imaging	Confocal Microscopy	Confocal Microscopy
Costs	**$0 capital cost $200 per procedure**	$125K capital cost $400+ per procedure	$125-150K upfront capital cost	$125-150K upfront capital cost	$125-150K upfront capital cost
Results	**Suspect/Not Suspect Two results, Objective**	Interpretive, subjective	Interpretive, subjective	Interpretive, subjective	Interpretive, subjective
Lengthens Procedure	**No**	Yes	Yes	Yes	Yes
Diagnostic Interval /Specimen	**One second**	Three to ten minutes	Three to ten minutes	Three to ten minutes	Three to ten minutes

SpectraScience
15

Marketplace Comparison

	WavSTAT4	MelaFind	Aura
	SpectraScience, Inc. (SCIE)	MELA Sciences, Inc. (MELA)	Verisante Technologies, Inc. (VRS.V)
		MelaFind	
Application / Uses			
	GI Tract, Bladder, Lung, Pancreas, Prostate, others	Skin	Skin, Lung
Approval for Use/Commercialization			
FDA approved PMA:	Supplement Needed for WavSTAT4*	Q1 2012	UNKNOWN
CE:	Q1 2012 in Europe	Q1 2012 in Germany	Q4 2012 in Europe
Platform Capability			
	Yes	No	?
Market Cap ($mm USD)**			
	$20	$108	$26

* FDA approved PMA for WavSTAT3 in September 2009
** Source: Capital IQ as of 6/30/12

SpectraScience

16

17 ♦ $ 251 , 000 cash/equivalents ( 3 / 31 / 12 ) ♦ Raised approximately $ 2 M in Q 1 ♦ Shares outstanding : 108 million ♦ Float : 89 million ♦ Avg . daily trading volume : 68 , 500 shares ♦ 52 - week range : $ 0 . 03 - $ 0 . 22 Company Name Ticker Major Product Market Cap Enterprise Value Mauna Kea Technologies SAS MKEA Cellvizio 204.1 199.3 MELA Sciences, Inc. MELA MelaFind 123.5 102.6 SpectraScience Inc. SCIE WavSTAT 20.1 14.1

18 √ Proven technology that is faster, more accurate and less costly than current technologies √ Answer in 1 second √ Higher sensitivity, lower false negative than physician √ Eliminates need for physical pathology √ Products address large, growing and increasingly cost - conscious markets √ Platform ensures multiple products to drive growth and diversify distribution √ Revenue in Q 2 2012 of $ 310 , 000 √ Management team with extensive turnaround experience

19 SpectraScience , Inc . Michael Oliver, President/CEO 11568 Sorrento Valley Rd, Suite 11 San Diego, CA 92121 Phone: 858 - 847 - 0200 ext. 2001 Fax : 858 - 847 - 0880 moliver@spectrascience.com Investor Relations : Don Markley, SVP Lippert / Heilshorn & Associates 2121 Avenue of the Stars, Suite 2970 Los Angeles, CA 90067 310 - 691 - 7100 dmarkley@lhai . com